Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer Developed Markets Cash Cows Growth Leaders (EAFG)
a series of Pacer Funds Trust

Supplement dated April 3, 2024 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated March 20, 2024, as previously supplemented

The following paragraph replaces the first paragraph of the Prospectus section entitled “DIVIDENDS, DISTRIBUTIONS, AND TAXES — Dividends and Distributions”:

The Fund expects to pay out dividends, if any, on a quarterly basis. Nonetheless, the Fund may make more frequent dividend payments. The Fund expects to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares, only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The following paragraph replaces the second paragraph of the SAI section entitled “DIVIDENDS AND DISTRIBUTIONS”:

General Policies. Dividends from net investment income, if any, are expected to be declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

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Please retain this Supplement with your Prospectus and SAI for future reference.